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                                                                    EXHIBIT 99.1

                THIRD AMENDMENT TO POSTPETITION CREDIT AGREEMENT

            This THIRD AMENDMENT, dated as of January 9, 2003 (this "Agreement"), refers to that certain Postpetition Credit Agreement, dated as of April 26, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the financial institutions from time to time party thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as a Lender, as Issuing Bank with respect to the Letters of Credit, and as agent for the Lenders and the Issuing Bank thereunder (the "Agent"), SPECIAL METALS CORPORATION, a Delaware corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("SMC"), A-1 WIRE TECH, INC., an Illinois corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("Wire"), SPECIAL METALS DOMESTIC SALES CORPORATION, a Delaware corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("Sales"), and HUNTINGTON ALLOYS CORPORATION, formerly known as Inco Alloys International, Inc., a Delaware corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("Alloys," and together with SMC, Wire and Sales, each a "Borrower" and collectively, the "Borrowers"). Capitalized terms used and not defined in this Agreement shall have the meanings given such terms in the Credit Agreement.

                                    RECITALS

            A. WHEREAS, the Borrowers have requested that the Lenders agree, subject to the conditions and upon the terms set forth in this Agreement, to amend subsection 8.16(B) of the Credit Agreement; and

            B. WHEREAS, the Lenders are willing to agree to such amendment, subject to the conditions and on the terms set forth herein.

                                   AGREEMENT

            NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                    AMENDMENT

            SECTION 1.1. Amendment. Subject to the conditions and upon the terms set forth in this Agreement and in reliance on the representations and warranties of the Borrowers set forth in this Agreement, the Lenders hereby agree that subsection 8.16(B) of the Credit Agreement (as such subsection was amended, inter alia, by that certain Second Amendment and Fifth Waiver,


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dated as of November 15, 2002, among the Lenders and the Borrowers) is amended by deleting the date "January 10, 2003" appearing in the last sentence thereof and inserting in lieu thereof the date "February 14, 2003".

                                   ARTICLE II
                              CONDITIONS PRECEDENT

            The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

            SECTION 2.1. Execution. Each of the Agent and the Required Lenders shall have executed this Agreement and the Borrowers shall have delivered to the Agent duly executed counterparts of this Agreement.

            SECTION 2.2. Representations and Warranties. Each Borrower shall have confirmed to the Agent, by the signature of a Responsible Officer of such Borrower below, that on and as of the date of this Agreement:

            (a) each of the representations and warranties made by the Borrowers or their Subsidiaries in or pursuant to the Loan Documents is true and correct in all material respects (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date);

            (b) no Default or Event of Default has occurred and is continuing;
and

            (c) none of the Bankruptcy Cases has been dismissed or converted to a case under Chapter 7 of the Bankruptcy Code, no Person has filed an application for an order dismissing any Borrower's Bankruptcy Case or converting any Borrower's Bankruptcy Case to a case under Chapter 7 of the Bankruptcy Code, and no trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code or responsible officer or examiner with powers beyond the duty to investigate and report, as set forth in Sections 1106(a)(3) and (4) of the Bankruptcy Code, has been appointed in any of the Bankruptcy Cases. No application has been filed by any Borrower for the approval of any other superpriority administrative claim in any Bankruptcy Case which is pari passu with or senior to the claims of the Agent and/or any Lender against the Borrowers (and, other than the Carve-Out, no such claim or lien has arisen) and the Final Order is in full force and effect and has not been stayed, modified, amended, reversed, rescinded or vacated.

                                   ARTICLE III
                                  MISCELLANEOUS

            SECTION 3.1. Execution of this Agreement. This Agreement is executed and shall be construed as the Third Amendment to the Postpetition Credit Agreement, and, as provided in the Credit Agreement, this Agreement forms a part thereof and is a Loan Document.

            SECTION 3.2. No Amendment or Waiver. This Agreement shall not constitute an amendment or waiver of, or consent to any provision of, the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. The execution, delivery


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and performance by the parties hereto of this Agreement shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising, except as expressly set forth herein. Except as specifically modified pursuant to the terms of this Agreement, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Agent and the Lenders under the Credit Agreement and the other Loan Documents.

            SECTION 3.3. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Upon the effectiveness of this Agreement as set forth in Article II hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with SECTION 12.6 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 3.4. Ratification. Subject to the amendment provided hereby, the Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            SECTION 3.5. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 3.6. Expenses. The Borrowers agree to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

            SECTION 3.7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF THAT WOULD DIRECT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, ALL TO THE EXTENT NOT PREEMPTED BY THE FEDERAL BANKRUPTCY LAWS OF THE UNITED STATES; PROVIDED, THAT THE LENDERS AND AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.


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            SECTION 3.8. Headings. Article and section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    SPECIAL METALS CORPORATION,
                                    a Delaware corporation, as debtor and
                                    debtor in possession on behalf of the
                                    estate created upon the commencement of
                                    the Bankruptcy Cases

                                    By: /s/ Dennis L. Wanlass
                                        Name:   Dennis L. Wanlass
                                        Title:  Vice President

                                    A-1 WIRE TECH, INC.,
                                    an Illinois corporation, as debtor and
                                    debtor in possession on behalf of the
                                    estate created upon the commencement of
                                    the Bankruptcy Cases

                                    By: /s/ Dennis L. Wanlass
                                        Name:   Dennis L. Wanlass
                                        Title:  Vice President of SMC 100% Owner

                                    SPECIAL METALS DOMESTIC SALES
                                    CORPORATION,
                                    a Delaware corporation, as debtor and
                                    debtor in possession on behalf of the
                                    estate created upon the commencement of
                                    the Bankruptcy Cases

                                    By: /s/ Dennis L. Wanlass
                                        Name:   Dennis L. Wanlass
                                        Title:  Vice President of SMC 100% Owner

                                    HUNTINGTON ALLOYS CORPORATION (F/K/A
                                    INCO ALLOYS INTERNATIONAL, INC.)
                                    a Delaware corporation, as debtor and
                                    debtor in possession on behalf of the
                                    estate created upon the commencement of
                                    the Bankruptcy Cases

                                    By: /s/ Dennis L. Wanlass
                                        Name:   Dennis L. Wanlass
                                        Title:  Vice President


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                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as Agent, as a Lender and as Issuing
                                    Bank

                                    By: /s/ John-Charles Van Essche
                                        Name:   John-Charles Van Essche
                                        Title:  Vice President

                                    MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender

                                    By: /s/ Michael P. Wallace
                                        Name:   Michael P. Wallace
                                        Title:  Administrative Vice President

                                    THE BANK OF NOVA SCOTIA,
                                    as Lender

                                    By: /s/ Ron Dooley
                                        Name:   Ron Dooley
                                        Title:  Director

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Lender

                                    By: /s/ Robert M. Kadlick
                                        Name:   Robert M. Kadlick
                                        Title:  Duly Authorized Signatory


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